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                                                                   EXHIBIT 10.27



                                 SIXTH AMENDMENT

                  SIXTH AMENDMENT, dated as of May 14, 2001 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

                  The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments.

                  (a) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the last sentence found at the end of the definitions of (i) "Consolidated EBIT", (ii) "Consolidated EBITDA",
             (iii) "Consolidated EBITDAR", (iv) "Consolidated Fixed Charges",
             (v) "Consolidated Funded Debt", (vi) "Consolidated Funded Obligations", (vii) "Consolidated Interest Expense", (viii) "Consolidated Net Income" and (ix) "Consolidated Tangible Net Worth," and substituting in lieu thereof the following new sentence to read in its entirety as follows:

                           "Notwithstanding the foregoing, all amounts prior to
                  and including the date of January 31, 2001 relating to TruckersB2B.com, Inc. shall be excluded from all calculations, excluding the calculations for Leverage Ratio, for purposes of this definition."

                  (b) Section 8.1 of the Existing Credit Agreement is hereby amended by adding the following new subsection (d), to read in its entirety as follows:


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                           "(d) On the fifteenth and last day of each calendar
                  month, a schedule showing the estimated weekly cash flows of each Borrower and its Subsidiaries for the succeeding twelve
                  (12) week period from such date."

                  (c) Section 9.1 of the Existing Credit Agreement is hereby amended by deleting subsection (a), (b) and (c) in their entirety and substituting in lieu thereof the following new subsections, to read in their entirety as follows:

                           (a) Adjusted Leverage Ratio. Permit, for any period
                  of four consecutive fiscal quarters ending during a period set forth below, the Adjusted Leverage Ratio to be greater than the amount set forth opposite such period below:

                  --------------------------------------------------------------
                                 Test Period                         Ratio
                  --------------------------------------------------------------
                  Closing Date      to    December 31, 1999           4.25
                  --------------------------------------------------------------
                  January 1, 2000   to    June 30, 2000               4.60
                  --------------------------------------------------------------
                  July 1, 2000      to    September 30, 2000          4.55
                  --------------------------------------------------------------
                  October 1, 2000   to    December 31, 2000           4.40
                  --------------------------------------------------------------
                  January 1, 2001   to    March 31, 2001              4.67
                  --------------------------------------------------------------
                  April 1, 2001     to    June 30, 2001               4.67
                  --------------------------------------------------------------
                  July 1, 2001      to    September 30, 2001          4.40
                  --------------------------------------------------------------
                  October 1, 2001   to    December 31, 2001           4.25
                  --------------------------------------------------------------
                  Thereafter                                          3.25
                  --------------------------------------------------------------


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                           (b) Interest Coverage. (i) Permit, for any period of
                  four consecutive fiscal quarters ending during any period set forth below, or if less than four consecutive fiscal quarters have elapsed since the Closing Date, such period of one, two or three consecutive fiscal quarters following the Closing Date ending during any period set forth below, the ratio of
                  (y) Consolidated EBIT for such period to (z) Consolidated Interest Expense for such period, to be less than the amount set forth opposite such period below:

                  --------------------------------------------------------------
                                 Test Period                         Ratio
                  --------------------------------------------------------------
                  Closing Date     to    December 31, 1999            1.75
                  --------------------------------------------------------------
                  January 1, 2000  to    March 31, 2000               1.75
                  --------------------------------------------------------------
                  April 1, 2000    to    September 30, 2000           1.40
                  --------------------------------------------------------------
                  October 1, 2000  to    December 31, 2000            1.50
                  --------------------------------------------------------------
                  January 1, 2001  to    March 31, 2001               0.70
                  --------------------------------------------------------------
                  April 1, 2001    to    June 30, 2001                0.65
                  --------------------------------------------------------------
                  July 1, 2001     to    September 30, 2001           0.70
                  --------------------------------------------------------------
                  October 1, 2001  to    December 31, 2001            0.75
                  --------------------------------------------------------------
                  Thereafter                                          2.50
                  --------------------------------------------------------------


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                           (ii) Permit, for any fiscal quarter ending during any
                  period set forth below, the ratio of (y) Consolidated EBIT for such period to (z) Consolidated Interest Expense for such period, to be less than the amount set forth opposite such period below:

                  --------------------------------------------------------------
                                 Test Period                         Ratio
                  --------------------------------------------------------------
                  April 1, 2001    to    June 30, 2001                1.00
                  --------------------------------------------------------------
                  July 1, 2001     to    September 30, 2001           1.00
                  --------------------------------------------------------------
                  October 1, 2001  to    December 31, 2001            1.00
                  --------------------------------------------------------------

                           (c) Minimum Fixed Charge Coverage. (i) Permit, for
                  any period of four consecutive fiscal quarters ending during any period set forth below, or if less than four consecutive fiscal quarters have elapsed since the Closing Date, such period of one, two or three consecutive fiscal quarters following the Closing Date ending during any period set forth below, the ratio of (y) Consolidated EBITDAR to (z) Consolidated Fixed Charges to be less than the ratio set forth opposite such period below:

                  --------------------------------------------------------------
                                 Test Period                         Ratio
                  --------------------------------------------------------------
                  Closing Date     to    December 31, 1999            1.15
                  --------------------------------------------------------------
                  January 1, 2000  to    June 30, 2000                1.00
                  --------------------------------------------------------------
                  July 1, 2000     to    December 31, 2000            1.05
                  --------------------------------------------------------------
                  January 1, 2001  to    March 31, 2001               0.84
                  --------------------------------------------------------------
                  April 1, 2001    to    June 30, 2001                0.80
                  --------------------------------------------------------------
                  July 1, 2001     to    September 30, 2001           0.80
                  --------------------------------------------------------------
                  October 1, 2001  to    December 31, 2001            0.80
                  --------------------------------------------------------------
                  Thereafter                                          1.20
                  --------------------------------------------------------------

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                           (ii) Permit, for any fiscal quarter ending during any
                  period set forth below, the ratio of (y) Consolidated EBITDAR to (z) Consolidated Fixed Charges to be less than the ratio set forth opposite such period below:

                  --------------------------------------------------------------
                                 Test Period                         Ratio
                  --------------------------------------------------------------
                  April 1, 2001    to    June 30, 2001                1.00
                  --------------------------------------------------------------
                  July 1, 2001     to    September 30, 2001           1.00
                  --------------------------------------------------------------
                  October 1, 2001  to    December 31, 2001            1.00"
                  --------------------------------------------------------------

                   (d) Section 9.1 of the Existing Credit Agreement is hereby amended by adding the following new subsection (e), to read in its entirety as follows:

                           "(e) Permit, at any time up to and including the date
                  of December 31, 2001, the sum of (i) all Financing Leases, and
                  (ii) all obligations of each Borrower or any of its Subsidiaries in respect of any lease of real or personal property, including, without limitation, residual payments required pursuant to terminal rental adjustment clauses set forth in leases of tractors and trailers the term of which is more than one year from such time, in respect of which the Borrower or any of its Subsidiaries is obligated as lessee or a user, which lease obligations shall be discounted at a rate equal to the rate set forth in such lease, to exceed the amount of $143,035,000."

                   (e) Section 9.7 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following new section, to read in its entirety as follows:

                           "9.7 Limitation on Dividends. Declare or pay any
                  dividend (other than dividends payable solely in common stock of a Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of any Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower or any Subsidiary in excess of $1,000,000 in the aggregate during any fiscal year; provided, that no such dividend, distribution or payment shall be made following the occurrence and during the continuation of an Event of Default; provided further, that no repurchase of Capital Stock of any Borrower shall be permitted if either of the following conditions apply: (i) the Adjusted Leverage Ratio, for any


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                  period of four consecutive fiscal quarters most recently
                  ended, is greater than 3.50; or (ii) the Leverage Ratio, for any period of four consecutive fiscal quarters most recently ended, is greater than 3.50."

                  3. Amendment Fee. On or prior to the Amendment Effective Date (as defined below), the Borrowers, jointly and severally, shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment (an "Approving Lender"), an amendment fee (the "Amendment Fee") of $10,000 for each Approving Lender.

                  4. Condition Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  (a) receipt by the Administrative Agent of this Amendment, executed and delivered by duly authorized officers of the Required Lenders and the Borrowers and acknowledged by each of the Guarantors;

                  (b) receipt by the Administrative Agent of an Officer's
             Certificate from each Borrower, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Borrower, stating that after giving effect to this Amendment, (i) all the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct,
             (ii) no Default or Event of Default will have occurred and be continuing, (iii) there has been no change to the certificate of incorporation and by-laws of such Borrower as of the Closing Date,
             (iv) there has been no change in the location of such Borrower's place of business, inventory, equipment and books or records as of the Closing Date, and (v) such Borrower has not created any Subsidiaries without notifying the Administrative Agent as of the Closing Date;

                  (c) receipt by the Administrative Agent of the Amendment Fee;
             and

                  (d) receipt by the Administrative Agent of this or any other documents relating hereto that shall be reasonably requested by the Administrative Agent.


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                   5. No Default. On the Amendment Effective Date, (i) the
Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to
Section 6 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

                   6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                   7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                   8. Expenses. Each Borrower, jointly and severally, hereby agrees to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

                   9. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                      CELADON GROUP, INC.

                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      CELADON TRUCKING SERVICES, INC.

                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      ING (U.S.) CAPITAL LLC,
                                      as Administrative Agent and as a Lender


                                      By: /s/ William B. Redmond
                                          --------------------------------------
                                          Name:  William B. Redmond
                                          Title: Director

                  The undersigned Lenders hereby consent and agree to the foregoing Amendment:


                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Lender


                                      By: /s/ Kevin Hipskind
                                          --------------------------------------
                                          Name:  Kevin Hipskind
                                          Title: Vice President


                                      NATIONAL BANK OF CANADA,
                                      as a Lender


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      UNION PLANTERS BANK, N.A.,
                                      as a Lender


                                      By: /s/ Jay D. Richards
                                          --------------------------------------
                                          Name:  Jay D. Richards
                                          Title: Vice president


                                      THE NORTHERN TRUST COMPANY,
                                      as a Lender


                                      By: /s/ Candelario Martinez
                                          --------------------------------------
                                          Name:  Candelario Martinez
                                          Title: Vice President

                                      FIFTH THIRD BANK, INDIANA,
                                      as a Lender


                                      By: /s/ Jeffrey Hale
                                          --------------------------------------
                                          Name:  Jeffrey Hale
                                          Title: Vice President

                                      INTERNATIONAL FREIGHT HOLDING CORP.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      JML FREIGHT FORWARDING, INC.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      RIL GROUP, LTD.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      RIL INC.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      WELLINGMUFT HOLDING CO.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary

                  The undersigned guarantors hereby consent and agree to the foregoing Amendment:


                                      CELADON TRUCKING SERVICES OF INDIANA, INC.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      CELADON TRANSPORTATION, LLP


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      CHEETAH BROKERAGE CO.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      CHEETAH TRANSPORTATION CO.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary

                                      CELADON LOGISTICS, INC.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      RANDY EXPRESS, LTD.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      RIL ACQUISITION CORP.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      CELADON JACKY MAEDER CO.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary


                                      ZIPP EXPRESS, INC.


                                      By: /s/ Roger Burbage
                                          --------------------------------------
                                          Name:  Roger Burbage
                                          Title: Secretary

                                      CELADON E-COMMERCE, INC.


                                      By: /s/ Paul A. Will
                                          --------------------------------------
                                          Name:  Paul A. Will
                                          Title: Secretary


                                      TRUCKERSB2B.COM, INC.


                                      By: /s/ Paul A. Will
                                          --------------------------------------
                                          Name:  Paul A. Will
                                          Title:  Secretary